EXHIBIT B
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, the undersigned officers of Fortress Investment Trust II (the “Company”), hereby certify, to the best of their knowledge, that the Company’s Report on Form N-CSR for the period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 23, 2010

/s/ Wesley R. Edens
Name:	Wesley R. Edens
Title:	Chief Executive Officer

/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer